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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)  November 10, 1994
                                                           -----------------



                           KING WORLD PRODUCTIONS, INC.
             -------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


               Delaware                    1-9244             13-2565808
        ----------------------------------------------------------------------
        (State or Other Jurisdiction      (Commission      (I.R.S. Employer
        of Incorporation)                 File Number)     Identification No.)


        1700 Broadway, New York, New York                                 10019
        -----------------------------------------------------------------------
        (Address of Principal Executive Offices)                      (Zip Code)



        Registrant's telephone number, including area code  (212) 315-4000
                                                            --------------

        ----------------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

         On November 10, 1994, King World Productions, Inc. issued a press release announcing the results of its operations for the fiscal year ended August 31, 1994 and a modification of its existing revenue recognition practice. A copy of the press release is attached as Exhibit 99.1.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

         99.1    Press Release dated November 10, 1994.


















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             KING WORLD PRODUCTIONS, INC.,



                                             By:  /s/ Stephen W. Palley
                                                 --------------------------
                                                 Name: Stephen W. Palley
                                                 Title: Executive Vice President
                                                        and Chief Operating
                                                        Officer


Date:  November 10, 1994












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                               INDEX TO EXHIBITS


Exhibit                        Description                            Page No.
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
99.1               Press Release dated November 10, 1994
























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